Exhibit 10.2

VULCAN MATERIALS COMPANY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment 2”) is made and entered into as of April 10, 2020, by and among VULCAN MATERIALS COMPANY, a New Jersey corporation (the “Borrower”), each of the Guarantors (the Borrower and the Guarantors, collectively, the “Credit Parties”), the Lenders party hereto, and TRUIST BANK, successor by merger to SunTrust Bank, as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H  :

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent are party to that certain Credit Agreement dated as of December 21, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders make certain modifications to the Agreement, and the Administrative Agent and the Lenders party hereto have agreed to such modifications subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

SECTION 1. Definitions.  Unless otherwise specifically defined herein, each term used herein (and in the preamble and recitals above) which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

SECTION 2. Amendments to Agreement.
(a) Section 1.1 of the Agreement is hereby amended as follows:
(i) The following new defined terms are hereby added thereto in appropriate alphabetical order:

“364-Day Credit Agreement” shall mean that certain 364-Day Credit Agreement dated as of April 10, 2020, by and among the Borrower, each of the Persons party thereto as guarantors, the lenders from time to time party thereto, Truist Bank, as administrative agent, and the other parties thereto, as amended, restated, replaced, supplemented, or otherwise modified from time to time.

“364-Day Credit Agreement Closing Date” shall mean April 10, 2020.

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(ii) The following definitions are hereby amended so that they read, in their entirety, as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

Exhibit 10.2 – Page 1

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(iii) Clause (a) of the definition of “Permitted Liens” is hereby amended so that it reads, in its entirety, as follows:

(a)(i) any Lien in favor of the Administrative Agent for the benefit of the Lender Group securing the Obligations, (ii) any Lien in favor of the Administrative Agent or any other member of the Lender Group on cash collateral to support Letter of Credit Obligations and (iii) any Lien in favor of the Administrative Agent (as defined in the 364-Day Credit Agreement) for the benefit of the Lender Group (as defined in the 364-Day Credit Agreement) securing the Obligations (as defined in the 364-Day Credit Agreement), provided that, with respect to this clause (iii), to the extent any such Lien is granted, the Obligations hereunder shall be secured equally and ratably with such Obligations (as defined in the 364-Day Credit Agreement);

(b) Article 1 of the Agreement is hereby amended by adding the following as a new Section 1.5:

Section 1.5Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

(c) Section 7.6 of the Agreement is hereby amended so that it reads, in its entirety, as follows:

Section 7.6Restrictive Agreements.  No Credit Party will, directly or indirectly, enter into after the Closing Date any agreement that prohibits, restricts or imposes any condition upon (a) its ability to create, incur or permit any Lien upon any of its assets, or (b) the ability of any of its Subsidiaries to pay dividends or other distributions with respect to its Equity Interests, to make or repay loans or advances to any Credit Party, to Guarantee Indebtedness of any Credit Party or to transfer any of its assets to any Credit Party; provided that (i) the foregoing shall not apply to restrictions or conditions imposed by (A) law, (B) this Agreement or any other Loan Document or (C) the 364-Day Credit Agreement or any other Loan Document (as defined in the 364-Day Credit Agreement), in each case with respect to this clause (C), as in effect on the 364-Day Credit Agreement Closing Date, (ii) the foregoing shall not apply to (A) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or the assets being sold and such sale is permitted hereunder or (B) customary restrictions and conditions contained in agreements with depositaries, securities intermediaries and other financial institutions relating to accounts maintained by a Credit Party, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the assets securing such Indebtedness, (iv) clause (a) shall not apply to customary provisions in leases restricting the assignment thereof and (v) clauses (a) and (b)

Exhibit 10.2 – Page 2

shall not apply to Indebtedness incurred after the Closing Date so long as restrictions contained in such Indebtedness are not more restrictive, taken as a whole, than the restrictions in the 2007 Indenture as in effect on the Closing Date.

(d) Section 10.23 of the Agreement is hereby amended so that it reads, in its entirety, as follows:

Section 10.23Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

(e) Article 12 of the Agreement is hereby amended by adding the following as a new Section 12.5:

Section 12.5Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Exhibit 10.2 – Page 3

(b)As used in this Section 12.5, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(f) Article 12 of the Agreement is hereby amended by adding the following as a new Section 12.6:

Section 12.6Electronic Signatures.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

(g) All references in the Agreement to “SunTrust Bank” are hereby amended to refer to “Truist Bank” or “Truist Bank, successor by merger to SunTrust Bank,”, as applicable.

(h) All references in the Agreement to the “State of Georgia” are hereby amended to refer to the “State of North Carolina”, and all references in the Agreement to “Atlanta, Georgia time” are hereby amended to refer to “Charlotte, North Carolina time”.

SECTION 3. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date except to the extent that such representations and warranties relate to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

(b) As of the date hereof there exists no Default or Event of Default and immediately after giving effect to this Amendment 2 there will exist no Default or Event of Default.
(c) Each Credit Party has the power and is duly authorized to enter into, deliver, and perform this Amendment 2.
(d) This Amendment 2 is the legal, valid, and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms.

Exhibit 10.2 – Page 4

SECTION 4. Conditions Precedent.  This Amendment 2 shall become effective only upon the receipt by the Administrative Agent of this Amendment 2 duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

SECTION 5. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, the Credit Parties, the Lenders party hereto, and the Administrative Agent hereby acknowledge and agree that this Amendment 2 is a Loan Document.

(b) Effect of Amendment 2.  Except as set forth expressly hereinabove, all terms of the Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Credit Parties.

(c) No Novation or Mutual Departure.  The Credit Parties expressly acknowledge and agree that (i) there has not been, and this Amendment 2 does not constitute or establish, a novation with respect to the Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Amendment 2 shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from any Credit Party to the Administrative Agent or the Lender under, or to demand strict performance of the terms, provisions, and conditions of, the Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Agreement or the other Loan Documents.

(d) Ratification.  The Credit Parties hereby restate, ratify, and reaffirm all of their obligations and covenants set forth in the Agreement and the other Loan Documents to which they are parties effective as of the date hereof.

(e) Claims.  To induce the Administrative Agent and the Lenders to enter into this Amendment 2 and to continue to make advances pursuant to the Agreement (subject to the terms and conditions thereof), the Credit Parties hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of any Credit Party or arising out of or with respect to any of the Loans or other obligations of any Credit Party owed to the Administrative Agent and the Lenders under the Agreement or any other Loan Document.

(f) Release.  In consideration of the agreements contained herein, the Credit Parties hereby waive and release each of the Lender Group members and their respective directors, partners, officers, employees and agents, from any and all claims and defenses, known or unknown as of the date of this Amendment 2, with respect to the Agreement, the other Loan Documents and the transactions contemplated thereby on or before the date of this Amendment 2.

(g) Counterparts.  This Amendment 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(h) Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment 2 via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment 2.

(i) Recitals Incorporated Herein. The preamble and the recitals to this Amendment 2 are hereby incorporated herein by this reference.

(j) Section References.  Section titles and references used in this Amendment 2 shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(k) Further Assurances.  The Credit Parties agree to take, at the Credit Parties’ expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(l) Governing Law.  This Amendment 2 shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

Exhibit 10.2 – Page 5

(m) Severability.  Any provision of this Amendment 2 which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(n) Reaffirmation of Guarantors.  Each Guarantor (i) consents to the execution and delivery of this Amendment 2, (ii) reaffirms all of its obligations and covenants under the Agreement and the other Loan Documents to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Amendment 2.

[SIGNATURES ON FOLLOWING PAGES]

Exhibit 10.2 – Page 6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be duly executed by their respective authorized officers as of the day and year first above written.

/s/ C. Wes Burton, Jr. C. Wes Burton, Jr. Vice President and Treasurer
BORROWER:	VULCAN MATERIALS COMPANY, as the Borrower By: /s/ C. Wes Burton, Jr. Name: C. Wes Burton, Jr. Title: Vice President and Treasurer

/s/ C. Wes Burton, Jr. C. Wes Burton, Jr. Vice President and Treasurer
GUARANTORS:

AGGREGATES USA, LLC

AGGREGATES USA (AUGUSTA), LLC

AGGREGATES USA (MACON), LLC

AGGREGATES USA (SAVANNAH), LLC

AGGREGATES USA (SPARTA), LLC

ARUNDEL COMPANY, LLC

DMG EQUIPMENT COMPANY, LLC

FLORIDA ROCK INDUSTRIES, INC.

HARPER BROTHERS, LLC

LEGACY VULCAN, LLC

MARYLAND STONE, LLC

MCCARTNEY CONSTRUCTION COMPANY, INC.

MCCARTNEY CONSTRUCTION COMPANY, L.L.C.

S & G CONCRETE COMPANY, LLC

TCS MATERIALS, LLC

VIRGINIA CONCRETE COMPANY, LLC

VULCAN AGGREGATES COMPANY, LLC

VULCAN CONSTRUCTION MATERIALS, LLC

By:               /s/ C. Wes Burton, Jr.

Name:C. Wes Burton, Jr.

Title:Vice President and Treasurer

Exhibit 10.2 – Page 7

FULTON CONCRETE COMPANY, LLC By: /s/ C. Wes Burton, Jr. Name:C. Wes Burton, Jr. Title:Vice President and Assistant Treasurer
SOUTHWEST GULF RAILROAD COMPANY By: /s/ C. Wes Burton, Jr. Name:C. Wes Burton, Jr. Title:Vice President and Assistant Treasurer

/s/ C. Wes Burton, Jr.

C. Wes Burton, Jr.

Assistant Treasurer

/s/ C. Wes Burton, Jr.

C. Wes Burton, Jr.

Treasurer and Assistant Secretary

/s/ C. Wes Burton, Jr.

C. Wes Burton, Jr.

Vice President, Treasurer, and Assistant Secretary

              /s/ C. Wes Burton, Jr.

C. Wes Burton, Jr.

Assistant Treasurer

             /s/ Randy L. Pigg

Randy L. Pigg

Vice President

Exhibit 10.2 – Page 8

CALMAT CO.

TRIANGLE ROCK PRODUCTS, LLC

By:              /s/ C. Wes Burton, Jr.

Name:C. Wes Burton, Jr.

Title:Assistant Treasurer

AZUSA ROCK, LLC

By:              /s/ C. Wes Burton, Jr.

Name:C. Wes Burton, Jr.

Title:Treasurer and Assistant Secretary

VULCAN LANDS, INC.

By:               /s/ C. Wes Burton, Jr.

Name:C. Wes Burton, Jr.

Title:Vice President, Treasurer, and Assistant Secretary

BLUE PINE HOLDINGS, LLC

By:               /s/ C. Wes Burton, Jr.

Name:C. Wes Burton, Jr.

Title:Assistant Treasurer

VULCAN ASPHALT, LLC

By:              /s/ Randy L. Pigg

Name:Randy L. Pigg

Title:Vice President

/s/ Anika Kirs

Exhibit 10.2 – Page 9

ADMINISTRATIVE AGENT AND LENDERS:	TRUIST BANK, as the Administrative Agent, an Issuing Bank, Swing Bank and a Lender By: /s/ Anika Kirs Name: Anika Kirs Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:              /s/ Jon Lindvall

      Name:  Jon Lindvall

      Title:    Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:             /s/ Miles Nerren

      Name: Miles Nerren

      Title:   Vice President

REGIONS BANK, as a Lender

By:             /s/ Cory D. Guillory

      Name: Cory D. Guillory

      Title:   Director & SVP

Exhibit 10.2 – Page 10

GOLDMAN SACHS BANK USA, as a Lender

By:              /s/ Jamie Minieri

      Name:  Jamie Minieri

      Title:    Authorized Signatory

THE NORTHERN TRUST COMPANY, as a Lender

By:              /s/ Kimberly A. Crotty

      Name:  Kimberly A. Crotty

      Title:    Vice President

SYNOVUS BANK, as a Lender

By:              /s/ Robert Haley

      Name:  Robert Haley

      Title:    Corporate Banker

ATLANTIC CAPITAL BANK, N.A., as a Lender

By:              /s/ Dick Ridenhour

      Name:  Dick Ridenhour

      Title:    Senior Vice President

FIRST HORIZON BANK, as a Lender

By:            /s/ K. Lebron Womack

      Name: K. Lebron Womack

      Title:   Senior Vice President

Exhibit 10.2 – Page 11